THE ALGER PORTFOLIOS

Supplement Dated June 14, 2010 to the
Prospectuses Dated May 1, 2010
As supplemented to date

The Board of Trustees of The Alger Portfolios has authorized a partial closing of Alger Small Cap Growth Portfolio (the "Portfolio"). Effective June 14, 2010, the Portfolio's shares will be available for purchase only by existing shareholders of the Portfolio who maintain open accounts and certain select groups of investors who transact with certain insurance companies or retirement plans identified by Fred Alger & Company, Incorporated, the Portfolio's distributor.

The Portfolio may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

TAPS61410